July 1, 2012

Dreyfus BASIC U.S. Mortgage Securities Fund

Supplement to Prospectus
dated May 1, 2012

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled “Fund Summary – Portfolio Management.”

The fund's investment adviser is The Dreyfus Corporation.  Robert Bayston and Karen Gemmett, CFA are the fund's co-primary portfolio managers, positions they have held since April 2006 and June 2012, respectively.  Mr. Bayston is a portfolio manager responsible for TIPS and derivatives strategies with Standish Mellon Asset Management Company, LLC (Standish), an affiliate of The Dreyfus Corporation. Ms. Gemmett is a structured finance and mortgage strategist responsible for residential mortgage-backed securities research and analysis at Standish. Mr. Bayston and Ms. Gemmett are also employees of The Dreyfus Corporation.

The following information supplements and supersedes the portfolio manager information contained in the section of the prospectus entitled “Fund Details – Management.”

Robert Bayston and Karen Gemmett, CFA, are the fund's co-primary portfolio managers, positions they have held since April 2006 and June 2012, respectively.  Mr. Bayston is a portfolio manager responsible for TIPS and derivatives strategies with Standish Mellon Asset Management Company, LLC (Standish), a subsidiary of BNY Mellon and an affiliate of Dreyfus, where he has been employed since 1991. Ms. Gemmett is a structured finance and mortgage strategist responsible for residential mortgage-backed securities research and analysis with Standish, where she has been employed since 2004. Mr. Bayston and Ms. Gemmett have been employees of Dreyfus since September 2001 and April 2012, respectively.